EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

REQUIRED BY RULE 13a-14(b) OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of International Wire Group, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2008	/s/ GLENN J. HOLLER
Name: Glenn J. Holler
Title: Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer) and Secretary